Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of Refinitiv TW Holdings Ltd., Refinitiv US PME LLC, Refinitiv US LLC, Refinitiv US Holdings Inc., Refinitiv Parent Limited, Refinitiv Holdings Limited, BCP York Holdings (Delaware) L.P., BCP York Holdings GP (Delaware) L.L.C., BCP York Subsidiary (Cayman) L.P., BCP VII Holdings Manager (Cayman) L.L.C., Blackstone Management Associates (Cayman) VII L.P., BCP VII GP L.L.C., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group Inc., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Tradeweb Markets Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2020.

REFINITIV TW HOLDINGS LTD.

By:	/s/ Mark Irving
Name: Mark Irving
Title: Assistant Secretary

REFINITIV US PME LLC

By:	/s/ Stephen Leith
Name: Stephen Leith
Title: President

REFINITIV US LLC

By:	/s/ Mark Irving
Name: Mark Irving
Title: Assistant Secretary

REFINITIV US HOLDINGS INC.

By:	/s/ Mark Irving
Name: Mark Irving
Title: Assistant Secretary

[Tradeweb Markets Inc. – Joint Filing Agreement]

REFINITIV PARENT LIMITED

By:	/s/ Mark Irving
Name: Mark Irving
Title: Assistant Secretary

REFINITIV HOLDINGS LIMITED

By:	/s/ Mark Irving
Name: Mark Irving
Title: Assistant Secretary

BCP YORK HOLDINGS (DELAWARE) L.P.
By: BCP York Holdings GP (Delaware) L.L.C., its general partner

By:	/s/ Martin J. Brand
Name: Martin J. Brand
Title: President

BCP YORK HOLDINGS GP (DELAWARE) L.L.C.

By:	/s/ Martin J. Brand
Name: Martin J. Brand
Title: President

BCP YORK SUBSIDIARY (CAYMAN) L.P.
By: BCP VII Holdings Manager (Cayman) L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BCP VII HOLDINGS MANAGER (CAYMAN) L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[Tradeweb Markets Inc. – Joint Filing Agreement]

BLACKSTONE MANAGEMENT ASSOCIATES (CAYMAN) VII L.P.
By: BCP VII GP L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BCP VII GP L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

THE BLACKSTONE GROUP INC.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Tradeweb Markets Inc. – Joint Filing Agreement]